General Cannabis Corporation

OTC MKTS: CANN

April 2015

SAFE HARBOR

- This presentation contains forward-looking statements which relate to future events or General Cannabis' future performance or financial condition. Any statements that are not statements of historical fact (including statements containing the words "believes," "should," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. These forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward- looking statements as a result of a number of factors, including those described from time to time in General Cannabis' filings with the Securities and Exchange Commission. General Cannabis undertakes no duty to update any forward-looking statements made herein.

GENERAL CANNABIS

- Cannabis Focused Holding Company
- Based in Denver, Colorado
- OTC: CANN
- 68 employees
- Only public company licensed by Colorado's Marijuana Enforcement Division (the "MED") as an approved vendor.
- 14.3 million shares outstanding

CANN Has Four Operating Divisions

- Iron Protection Group - Largest cannabis specialty security firm in Colorado
- Capital Solutions - Addressing the professional service needs of the cannabis industry. Secured and unsecured lending to growers and dispensaries. Real estate lending.
- The Greenhouse - A one-stop shop for support services and products, a business incubator. Engaged Spector Group for design and future expansion
- ACS Wholesale - providing goods such as nutrients, plant containers and exit packaging to growers and distributors

IRON PROTECTION GROUP

- General Cannabis formed GC Security to hold the assets purchased from Iron Protection Group
- Largest company specializing in cannabis security
  - Licensed to move cash with armored guards
  - Licensed to move cannabis with armored guards
- All employees have prior military experience
  - Excellent training
  - Lower health care costs
  - Opportunity for federal tax credits
- Expand into other states such as Arizona, Washington, and Nevada
- Cross-sell other General Cannabis services like ACS Wholesale

Capital Solutions

Real Estate

- We own and lease real estate on a triple-net basis to licensed cultivators
- Pueblo Facility
  - Approved and Permitted for 40,000+ sf of grow space
  - Will be lowest-cost producer of cannabis in Colorado
  - Permitted Economic Interest can provide CANN with a significant participation in anticipated $25 million annual production

Cannabis Lending/Joint Ventures

- We will provide lines of credit to dispensaries, cultivators and infused product manufacturers
- Strong relationships with strong partners
  - We partner with strong landlords and brands and lend to their tenants/licensees

Capital Solutions

- Provide capital solutions to licensed cannabis businesses in regulated states
- Credit Lines – Joint Ventures
- Permitted Economic Interests (PEI) – Proposed Colorado regulatory change that will permit economic participation in licensees
- Only work in states with clear regulatory framework – Currently CO, WA, AZ and NV
- Utilize off-balance sheet funding from institutional investors to fund loan portfolio


The Cannabis Industry's Banking Situation
Total U.S. Banks, Savings and Loans & Credit Unions: 13,118
U.S. Banks, Savings and Loans & Credit Unions Working With Dispensaries & Rec Shops: 105

THE GREENHOUSE

- Only shared workspace dedicated to <u>non-regulated</u> cannabis related businesses
  - Packaging, supply, magazine, media, etc.
- 16,000 sf building – Located in Denver
  - Top Floor will be shared office space
  - Ground Floor will be leased to a Cannabis Bank
  - Basement – Leased office space and Grow Design Showroom
- We plan to open additional Greenhouse buildings in:
  - Seattle
  - Phoenix
  - Los Angeles
- Multiple sub-markets for expansion in regulated states
  - Medical Research
- Signed master service agreement with Spector Group
  - One of the nation's leading architecture, interior design, and master planners
  - Significant Banking & Shared Workspace Experience





THE GREENHOUSE


New Cannabis Companies vs. Existing Players: Startups Dominate Marijuana Industry
Launched 1998-2010
23%
Startups Underway
26%
Launched 2011
5%
Launched 2012
8%
Launched 2013
11%
Launched 2014
27%


spectorgroup



Occupancy Anticipated Q4 2015

Provide Value-Added Services to Tenants
- Intellectual Capital
- Customized business space

ADVANCED CANNABIS SOLUTIONS WHOLESALE

ACS Wholesale

- Deliver solutions and savings to the cannabis industry
- CANN sells and markets a full line of cannabis products including:
  - Anonymous Bags
  - Anderson Pots
  - Kelp-4-Less water soluble nutrients with kelp
  - Miller Soils



KELP4LESS



MILLER SOILS

Biochar Based Growing Solutions